EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of June 30, 2015, is made by and among Signalshare Infrastructure, Inc. ( “Borrower”), Cenfin, LLC (“Lender”) and Roomlinx, Inc. (“Parent”).

RECITALS

WHEREAS, Borrower, Lender and Parent are parties to that certain Amended and Restated Revolving Credit and Security Agreement, dated March 24, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Loan Agreement”), pursuant to which Lender made loans to Borrower (the “Loan”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement;

WHEREAS, as of the date hereof, the outstanding principal balance owed by Borrower to Lender under the Loan is $3,929,000, plus accrued and unpaid interest;

WHEREAS, Borrower and Parent have requested Lender to amend certain provisions in the Loan Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      Defined Terms.  Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Loan Agreement.

2.      Amendment to Section 8.14 (Transactions with Affiliates).  Section 8.14 of the Loan Agreement is hereby amended by adding the following sentence at the conclusion thereof:

Notwithstanding the foregoing, Borrower’s transfer of $200,000 to Parent made on or about April 21, 2015, is permitted hereunder provided that $200,000 is transferred by Parent to Borrower in immediately available funds no later than five (5) days after the completion of an equity raise of equal amount or July 25, 2015, whichever is first.  Without Lender’s consent and in addition to the restrictions contained in this Section 8.14 and elsewhere in the Transaction Documents, Borrower shall not (and Parent shall not cause, effect or demand that Borrower) transfer, remit or otherwise direct funds to Parent or any affiliate of Parent unless such funds are solely for Borrower’s ratable share of costs incurred by Parent or its subsidiaries on behalf of Borrower for corporate allocations for insurance policies, employee healthcare expenses, regulatory filings, attorneys’ fees and auditor fees; provided that any such costs shall be on reasonable terms and no less favorable to Borrower as Parent charges to itself or its other subsidiaries.

3.       Amendment to Section 8.16 (Account Control Agreements).  The date “April 1, 2015” in Section 8.16 of the Credit Agreement is hereby deleted and the date “July 31, 2015” is hereby substituted therefor.

4.      Amendments to Article 8 (Covenants).  The lead-in to Article 8 is hereby amended to read, in its entirety as “So long as the Revolving Credit Note shall be outstanding:” and a new Section 8.17 is added as follows:

8.17           Equity Raise Proceeds.  Parent and Borrower agree that, as consideration for Lender’s agreement to enter into the First Amendment to this Agreement, Borrower and Parent shall pay (in nonrefundable funds) to Lender, as a reduction first of accrued and unpaid interest and then as a reduction in principle amount, 33% of the gross proceeds received by Parent or Borrower from the sale or issuance of any equity (preferred or common), convertible notes or debentures, or debt (other than ordinary course equipment funding arrangements) until the Obligations are paid in full.  Such payment shall be made within one business day of receipt of such amounts by Borrower or Parent.  Borrower and Parent shall keep Lender reasonably informed as to the progress of any such equity or debt raising activities.  Lender acknowledges that Parent has already paid $33,000 associated with the sale of equity in Parent and Lender has reduced the principle accordingly.

5.      Borrower and Parent Acknowledgments. Borrower and Parent acknowledge and agree that:

5.1      Loan Documents. The Loan Agreement and related Transaction Documents, together with any and all other agreements, instruments and other documents executed in connection with or relating to the Obligations or the Collateral (collectively, the “Loan Documents”) are legal, valid, binding and enforceable against Borrower and Parent in accordance with their terms. The terms of the Loan Documents remain unchanged.

5.2      Obligations. The Obligations are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever.

5.3      Collateral. Lender has valid, enforceable and perfected security interests in and liens on the Collateral, as to which there are no setoffs, deductions, claims, counterclaims or defenses of any kind or character whatsoever.

5.4      No Waiver of Defaults. Neither this Amendment, nor any actions taken in accordance with herewith or any other Loan Document, shall be construed as a waiver of or consent to any existing or future defaults under the Loan Documents, as to which Lender’s rights shall remain reserved.

5.5      Lender Conduct. Lender has fully and timely performed all of its obligations and duties in compliance with the Loan Documents and applicable law, and has acted reasonably, in good faith and appropriately under the circumstances.

6.      Conditions Precedent. This Amendment shall be effective as of the date hereof but, as to Lender only, Sections 2 and 3 hereof shall not become effective unless and until the date (the “Effective Date”) that each of the following conditions shall have been satisfied in Lender’s sole discretion, unless waived in writing by Lender:

6.1      Delivery of Certain Documents. Borrower and Parent shall deliver or cause to be delivered the following documents, each in substance and form acceptable to Lender:

(a)      a copy of this Amendment, duly executed by Borrower and Parent;

(b)      the fully executed Account Control Agreement; and

(c)      a certificate dated the date hereof, signed by the Secretary of Borrower and Lender, containing certified copies of (i) resolutions duly adopted by the board of directors of Borrower and Parent, as applicable, authorizing the execution and delivery of this Amendment and all documents required to be delivered in connection herewith, and all transactions contemplated herein; and (ii) a statement containing the true and correct names, titles and signatures of Borrower and Parent authorized to sign such documents and authorize such transactions.

7.       Representations and Warranties. Borrower and Parent represent and warrant that all representations and warranties relating to it contained in the Loan Documents are true and correct as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date. Borrower and Parent further represent and warrant to Lender as follows:

7.1      Authorization. The execution, delivery and performance of this Amendment are within its corporate power and have been duly authorized by all necessary corporate action.

7.2      Enforceability. This Amendment constitutes a valid and legally binding Agreement enforceable against Borrower and Parent in accordance with its terms.

7.3      No Violation. The execution, delivery and performance of this Amendment do not and will not (i) violate any law, regulation or court order to which Borrower or Parent are subject; (ii) conflict with Borrower’s or Parent’s organizational documents; or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Borrower, Parent or any of their subsidiaries, whether now owned or hereafter acquired, other than liens in favor of Lender.

7.4      No Litigation. No action, suit, litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of Borrower or Parent, threatened by or against or affecting Borrower or Parent or against any of their property or assets with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby.

7.5      Accuracy of Information. All information provided by Borrower and Parent is true, correct, and complete in all material respects, as of the date provided and does not contain any untrue statements of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading.

7.6      Advice of Counsel. Borrower and Parent have freely and voluntarily entered into this Amendment with the advice of legal counsel of their choosing, or have knowingly waived the right to do so.

8.       Release of Claims and Waiver of Defenses. In further consideration of Lender’s execution of this Amendment, Borrower and Parent, on behalf of themselves and their successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, lenders and attorneys hereby forever, fully, unconditionally and irrevocably waive and release Lender and its successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees and attorneys (collectively, the “Releasees”) from any and all claims, liabilities, obligations, debts, causes of action (whether at law or in equity or otherwise), defenses, counterclaims, setoffs, of any kind, whether known or unknown, whether liquidated or unliquidated, matured or unmatured, fixed or contingent, directly or indirectly arising out of, connected with, resulting from or related to any act or omission by any Lender or any other Releasee with respect to the Loan Documents and any Collateral, other than Lender’s or any Releasee’s willful wrongful acts or omissions, on or before the date of this Amendment (collectively, the “Claims”). Borrower and Parent further agree that Borrower and Parent shall not commence, institute, or prosecute any lawsuit, action or other proceeding, whether judicial, administrative or otherwise, to collect or enforce any Claim.

9.       Miscellaneous.

9.1       Notices. Any notices with respect to this Amendment shall be given in the manner provided for in the Loan Agreement.

9.2      Further Assurances. Promptly upon the request of Lender, Borrower and Parent shall take any and all actions of any kind or nature whatsoever, and execute and deliver additional documents, that relate to this Amendment and the transactions contemplated herein.

9.3      Integration; Modification of Agreement. This Amendment and the Loan Documents embody the entire understanding between the parties hereto and supersedes all prior agreements and understandings (whether written or oral) relating to the subject matter hereof and thereof. The terms of this Amendment may not be waived, modified, altered or amended except by agreement in writing signed by all the parties hereto. This Amendment shall not be construed against the drafter hereof.

9.4      Severability. If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction.

9.5      Full Force and Effect. The Loan Documents shall remain unchanged, in full force and effect and continue to govern and control the relationship between the parties hereto, except to the extent they are inconsistent with, superseded or expressly modified herein. To the extent of any inconsistency, amendment or superseding provision, this Amendment shall govern and control.

9.6      Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns; provided that Borrower and Parent may not assign any rights or delegate any obligations arising herein without the prior written consent of Lender and any prohibited assignment shall be absolutely void. Lender may assign their rights and interests in this Amendment, the Loan Documents and all documents executed in connection with or related to this Amendment or the Loan Documents, at any time without the consent of or notice to Borrower or Parent.

9.7      Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles thereof.

9.8      No Waiver. No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Further, Lender’s acceptance of payment on account of the Obligations or other performance by Borrower or Parent after the occurrence of an Event of Default shall not be construed as a waiver of such Event of Default, any other Event of Default or any of Lender’s rights or remedies.

9.9      Cumulative Rights. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

9.10       Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AMENDMENT OR ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO LENDER, ATTORNEY, REPRESENTATIVE OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION, AND (B) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AMENDMENT.

9.11       INTENTIONALLY OMITTED

9.12       Headings. The section headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.

9.13      Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Signature page follows

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CENFIN LLC

By: /s/ Matt Hulsizer Name: Matt Hulsizer Title: Manager

SIGNALSHARE INFRASTRUCTURE, INC.

By: /s/ Christopher Broderick Name: Christopher Broderick Title: Chief Operating Officer

ROOMLINX, INC.

By: /s/ Aaron Dobrinsky Name: Aaron Dobrinsky Title: Chief Executive Officer